Exhibit 99.2

WIRELESS AGE COMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2008 and 2007
(Unaudited) (Stated in US Dollars)

	2008	2007
ASSETS
Current
Cash and cash equivalents	$-	$104,101
Receivables	1,769,687	3,931,412
Inventory	1,480,518	2,438,571
Marketable securities	1,243,338	2,320,317
Prepaid expenses	98,495	143,548
	4,592,038	8,937,949

Property and equipment	554,057	726,341
Due from related parties	1,889,430	1,513,200
Intangible assets	-	332,116
Goodwill	-	241,026
	$7,035,525	$11,750,632

LIABILITIES
Current
Bank indebtedness	$33,574	$-
Accounts payable and accrued liabilities	3,289,949	7,207,015
Taxes payable	373,541	-
Current portion of deferred revenue and customer deposits	189,483	206,258
Note payable acquisition	-	100,880
Liabilities of discontinued operations	5,168,618	313,125
Due to related parties	66,686	190,529
Obligations under capital leases	9,256	28,887
	9,131,107	8,046,694

Deferred revenue and customer deposits	100,816	98,864
Long term debt	-	1,513,200
Obligations under capital leases	17,850	33,308
Tax obligations	763,498	865,894
	$10,013,271	$10,557,960

Commitments and contingencies

Minority interest	1,283	1,283

STOCKHOLDERS’ EQUITY (DEFICIENCY)
Preferred stock, $0.001 par value
10,000,000 shares authorized, (2008:nil issued and outstanding, 2007:nil)	-	-
Common stock, $0.001 par value
100,000,000 shares authorized, 57,650,692 shares outstanding (2007:59,473,342)	57,651	59,473
Additional paid-in capital	11,335,036	11,802,344
Treasury stock 25,900 shares of common stock	(4,792)	-
Accumulated deficit	(13,616,290)	(11,747,170
Accumulated other comprehensive income	(750,634)	1,076,742
	(2,979,029)	1,191,389
	$7,035,525	$11,750,632

WIRELESS AGE COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the years ended December 31, 2008 and 2007
(Unaudited) (Stated in US Dollars)
	2008	2007
Sales:
Sales – products and services	$19,453,430	$15,350,647
Commission and residual revenue	4,625,847	4,355,091
Total sales	24,079,277	19,705,738

Cost of goods sold – products and services	15,224,746	11,597,305
Margin on products and services	8,854,531	8,108,433

Operating expenses
Selling and administrative	7,010,548	6,060,709
Amortization	311,595	274,260
Recovery of note receivable	(67,706)	(150,000)
Write down of assets	3,743,506	-
Earnings from operations	(2,143,412)	1,923,464

Other expenses (income)
Interest income	(519,020)	-
Interest expense	422,838	252,021
Foreign exchange losses (gains)	(296,815)	50,355
Financing expense	-	326,400
Gain on disposal of investments	(66,858)	-
Total other expenses	(459,855)	628,776

Earnings (loss) before income taxes	(1,683,557)	1,294,688
Income taxes – deferred	-	(240,038)
Income tax expense	(271,145)	-
Earnings (loss) from continuing operations	$(1,954,702)	1,054,650

Earnings (loss) from discontinued operations	85,582	1,836,043
Net income (loss)	$(1,869,120)	2,890,693

Deemed dividend induced conversion of warrants	-	673,274

Net income (loss) attributable to common shareholders	$(1,869,120)	$2,217,419

Earnings (loss) per share:
Earnings (loss) per share - continuing operations – basic and diluted	$(0.033)	0.008
Earnings per share - discontinued operations – basic and diluted	$0.001	0.039
Net earnings (loss) attributable to common shareholders – basic and diluted	$(0.032)	0.047

Weighted average number of common shares outstanding:
Basic	58,608,577	46,784,663
Diluted	58,608,577	47,186,449

COMPREHENSIVE INCOME (LOSS)

Net income (loss)	$(1,869,120)	$2,890,693
Other comprehensive income (loss):
Unrealized holding (loss) gain on marketable securities	(1,200,441)	995,699
Foreign exchange translation gain (loss)	(626,935)	(91,560)
Comprehensive income (loss)	$(4,076,015)	$3,794,832

WIRELESS AGE COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the years ended December 31, 2008 and 2007
(Unaudited) (Stated in US Dollars)
	2008	2007

Operating Activities
Net earnings (loss) from continuing operations	$(1,954,702)	$1,248,374
Items not involving cash:
Amortization	311,595	275,410
Gain on disposal of marketable securities	(66,858)	-
Financing expense	-	326,400
Common stock issued for consulting services	-	25,715
Write down of assets	3,743,506	-
Foreign exchange loss/(gain)	(296,815)	50,355
Gain on collection of note receivable	(67,706)

Changes in operating assets and liabilities:
Receivables	872,639	(2,110,477)
Inventory	958,053	(621,948)
Prepaid expenses	45,053	(38,385)
Accounts payable and accrued liabilities	(878,959)	3,646,630
Taxes payable	271,145	-
Deferred revenue and customer deposits	(14,823)	66,984

Cash provided by operating activities	2,922,128	2,869,058

Investing Activities
Collection of note receivable	67,706
Loan	(20,525)	-
Purchase of marketable securities	(582,130)	(1,324,618)
Proceeds on disposal of marketable securities	177,257	-
Increase in due to parent and related parties	(5,203,121)	190,529
Purchase of distribution rights	(94,035)
Additions to intangible assets	-	(105,924)
Additions to property, plant and equipment	(72,228)	(396,769)

Cash (used in) investing activities	(5,727,076)	(1,636,782)

Financing Activities
Purchase of common stock for cancellation	(473,922)	-
Repayment of long-term debt	(135,969)	(51,204)
Cash used in purchase of outstanding warrants	-	(348,963)
Increase (decrease) in bank indebtedness	33,574	(1,275,612)

Cash (used in) financing activities	(576,317)	(1,675,779)

Decrease in cash from continuing operations:	(3,381,265)	(443,503)

Increase in cash from discontinued operations	3,277,164	262,574

Decrease in cash during the year	(104,101)	(180,929)

Cash and cash equivalents, beginning of the year	104,101	285,030

Cash and cash equivalents, end of the year	$-	$104,101

The Company paid cash interest of $422,838 and $252,019 during fiscal years 2008 and 2007 respectively.
The Company did not pay cash income taxes in either of fiscal years 2008 or 2007.

Non-cash activities:

During 2008 the Company:

•	Acquired intangible assets, valued at $98,070, through the issuance of $98,070 promissory note.
•	Acquired 720,000 common shares of Newlook by issuing $280,565 promissory note.
•	Acquired 503,200 common shares of the Company in exchange for 251,600 Newlook shares.

During 2007 the Company:

•	Issued warrants to purchase 2,000,000 common shares, valued at $190,000.
•	Issued 2,950,000 common shares upon the conversion of 2,950,000 Series A preferred shares.
•	Issued 16,771,600 common shares upon the conversion of 4,192,900 Series A preferred shares.
•	Issued 6,666,667 common shares, valued at $673,274, to cancel warrants to purchase 10,000,000 common shares.
•	Issued 3,200,000 common shares, valued at $326,400, to settle liquidated damages for certain breaches pursuant to a financing agreement.
•	Issued 357,157 common shares, valued at $25,715 for consulting services provided.
•	Acquired a vehicle valued at $44,819 through a capital lease obligation.
•	Obtained a term loan of $1,513,200 the proceeds of which were transferred to the Company’s controlling shareholder.

WIRELESS AGE COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIENCY)
For the years ended December 31, 2008 and 2007
(Unaudited) (Stated in US Dollars)

	Common Stock			Preferred Stock
	Number	Par Value	Additional Paid-in Capital	Number	Par Value	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Deficit	Total Stockholders' Equity
Balance, December 31, 2006	29,527,918	$29,528	$10,596,483	7,142,900	$7,143	$362,237	$172,603	$(13,338,733)	$(2,170,739)

Conversion of preferred stock to common stock	2,950,000	2,950	149,602	(2,950,000)	(2,950)	(149,602)	-	-	-

Adjustment arising from issuance of warrants	-	-	190,000	-	-	-	-	-	190,000

Conversion of preferred stock to common stock	16,771,600	16,772	200,056	(4,192,900)	(4,193)	(212,635)	-	-	-

Issuance of common stock for cancellation of warrants	6,666,667	6,667	666,607	-	-	-	-	-	673,274

Issuance of common stock pursuant to settlement of financing breach	3,200,000	3,200	323,200	-	-	-	-	-	326,400

Issuance of common stock for consulting services provided	357,157	356	25,359	-	-	-	-	-	25,715

Deemed dividend induced conversion of warrants	-	-	-	-	-	-	-	(673,274)	(673,274)

Adjustment arising from repurchase of warrants associated with financing	-	-	(158,963)	-	-	-	-	-	(158,963)

Adjustment arising from repurchase of warrants associated with officer settlements	-	-	(190,000)	-	-	-	-	-	(190,000)

Adjustment arising from adoption of FIN 48	-	-	-	-	-	-	-	(625,856)	(625,856)

Foreign currency translation adjustment	-	-	-	-	-	-	(91,560)	-	(91,560)

Unrealized holding gain on marketable securities	-	-	-	-	-	-	995,699	-	995,699

Net income for the year	-	-	-	-	-	-	-	2,890,693	2,890,693

Balance, December 31, 2007	59,473,342	$59,473	$11,802,344	-	$-	$-	$1,076,742	$(11,747,170)	$1,191,389

WIRELESS AGE COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIENCY)
For the years ended December 31, 2008 and 2007
(Unaudited) (Stated in US Dollars)

	Common Stock
	Number	Par Value	Additional Paid-in capital	Accumulated Other Comprehensive Income	Deficit	Treasury Stock	Total (Restated)
Balance, December 31, 2007	59,473,342	$59,473	$11,802,344	$1,076,742	$(11,747,170)	$-	$1,191,389

Repurchases of common stock	(1,822,650)	(1,822)	(467,308)				(469,130)

Repurchase of common stock not yet cancelled						(4,792)	(4,792)

Foreign currency translation adjustment				(626,935)			(626,935)

Unrealized holding gain on marketable securities			-	(1,200,441)			(1,200,441)

Net loss for the year					(1,869,120)		(1,869,120)

Balance December 31, 2008	57,650,692	$57,651	$11,335,036	$(750,634)	$(13,616,290)	$(4,792)	$(2,979,029)